UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 7, 2014

Exact Name of Registrant	Commission	I.R.S. Employer
as Specified in Its Charter	File Number	Identification No.
Hawaiian Electric Industries, Inc.	1-8503	99-0208097
Hawaiian Electric Company, Inc.	1-4955	99-0040500

State of Hawaii
(State or other jurisdiction of incorporation)

1001 Bishop Street, Suite 2900, Honolulu, Hawaii  96813 - Hawaiian Electric Industries, Inc. (HEI)
900 Richards Street, Honolulu, Hawaii  96813 - Hawaiian Electric Company, Inc. (Hawaiian Electric)
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:

(808) 543-5662 - HEI
(808) 543-7771 - Hawaiian Electric

None
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
 (e) On May 7, 2014, the shareholders of Hawaiian Electric Industries, Inc. (HEI) approved the HEI 2010 Equity and Incentive Plan, as amended and restated (Restated Plan), which was previously approved by HEI’s Compensation Committee and Board of Directors. The Restated Plan incorporates several amendments, including the addition of 1,500,000 shares to be available for issuance under the Restated Plan.
A summary of the Restated Plan is included in HEI’s definitive proxy statement filed with the Securities and Exchange Commission on March 25, 2014 (Definitive Proxy Statement) in connection with the 2014 Annual Meeting of Shareholders (Annual Meeting), under the section entitled “Summary of the Restated Plan’s terms” beginning on page 64 of the Definitive Proxy Statement, and is incorporated herein by reference. A summary of the significant amendments to the Restated Plan is located under the section entitled “Summary of the proposed amendments” beginning on page 61 of the Definitive Proxy Statement and is incorporated herein by reference.
The summary of the Restated Plan and the summary of the amendments in the Definitive Proxy Statement are qualified in their entirety by reference to the full text of the Restated Plan, which is filed as Exhibit 10.1 and is incorporated herein by reference to Exhibit D of the Definitive Proxy Statement.

Item 5.07 Submission of matters to a vote of security holders

HEI:  The Annual Meeting of HEI was held on May 7, 2014. Proxies for the meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934. As of February 27, 2014, the record date for the Annual Meeting, there were 101,449,122 shares of HEI Common Stock issued and outstanding and entitled to vote. There was no solicitation in opposition to the Class III nominees to the Board of Directors with terms ending at the 2017 Annual Meeting of Shareholders as listed in the proxy statement for the Annual Meeting, and all such nominees were elected to the Board of Directors. Shareholders also ratified the appointment of PricewaterhouseCoopers LLP as HEI’s independent registered public accounting firm for 2014, approved, on an advisory basis, a resolution approving HEI’s executive compensation, and approved HEI’s 2010 Equity and Incentive Plan as amended and restated.

The final record of the voting of shares at the Annual Meeting is as follows:

	Shares of Common Stock
	For	Withheld	Against	Abstain	Broker Nonvotes
Election of Class III Directors
Peggy Y. Fowler	68,464,428	2,901,569	N/A	N/A	22,974,175
Keith P. Russell	68,358,681	3,007,316	N/A	N/A	22,974,175
Barry K. Taniguchi	68,433,821	2,932,176	N/A	N/A	22,974,175
Ratification of appointment of PricewaterhouseCoopers LLP as HEI’s independent registered public accounting firm for 2014	91,018,536	N/A	1,654,439	1,667,197	0
Advisory vote on resolution approving HEI’s executive compensation	61,005,779	N/A	6,901,281	3,459,100	22,974,175
Approval of 2010 Equity and Incentive Plan as amended and restated	62,447,755	N/A	5,635,967	3,282,443	22,974,175

Class I Directors-Constance H. Lau, A. Maurice Myers and James K. Scott, Ed.D.-continue in office with terms ending at the 2015 Annual Meeting of Shareholders. Class II Directors-Thomas B. Fargo, Kelvin H. Taketa and Jeffrey N. Watanabe-continue in office with terms ending at the 2016 Annual Meeting of Shareholders.

Hawaiian Electric:  On May 7, 2014, HEI, the sole common shareholder of Hawaiian Electric Company, Inc. (Hawaiian Electric) (1) fixed the number of Hawaiian Electric directors at nine, (2) elected Don E. Carroll, Thomas B. Fargo, Peggy Y. Fowler, Timothy E. Johns, Micah A. Kane, Bert A. Kobayashi, Jr., Constance H. Lau, Richard M. Rosenblum and Kelvin H. Taketa to serve as directors until the next annual meeting of Hawaiian Electric shareholders, or until their successors are duly elected and qualified and (3) ratified the appointment of PricewaterhouseCoopers LLP as Hawaiian Electric’s independent registered public accounting firm for 2014.

Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

Exhibit 10.1	HEI 2010 Equity and Incentive Plan, as amended and restated (incorporated by reference to Exhibit D to HEI’s Definitive Proxy Statement on Form DEF 14A filed on March 25, 2014, File No. 1-8503)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC.	HAWAIIAN ELECTRIC COMPANY, INC.
(Registrant)	(Registrant)

/s/ James A. Ajello	/s/ Tayne S. Y. Sekimura
James A. Ajello	Tayne S. Y. Sekimura
Executive Vice President and	Senior Vice President and
Chief Financial Officer	Chief Financial Officer

Date: May 12, 2014	Date: May 12, 2014